UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                 April 20, 1998

                      Second National Financial Corporation
             (Exact Name of Registrant as specified in its Charter)

                Virginia                               000-22747                           54-1542438
      (State or other jurisdiction             (Commission File Number)         (IRS Employer Identification No.)
           of incorporation)


                              102 South Main Street
                                  P. O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                                  -------------

                                JEFFREY W. FARRAR
                Senior Vice President and Chief Financial Officer
                      Second National Financial Corporation
                              102 South Main Street
                                  P. O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

               ---------------------------------------------------
             (Former name or former, if changed since last report.)

Item 5.  Other Events.

         The Registrant recently announced an affiliation with Virginia Heartland Bank. Effective April 18, 1998, the Company entered into a definitive agreement of reorganization (the "Agreement") with Virginia Heartland Bank, a Virginia corporation and state chartered bank ("VHB"). The Agreement provides that the Registrant will be the continuing entity under a new name and that VHB will be merged with and into a wholly-owned interim banking institution subsidiary to be formed by the Registrant. The Registrant will act as the holding company for both VHB and the Registrant's current bank subsidiary, Second Bank & Trust. As a result of the effectiveness of the transaction, every share of the Registrant's common stock outstanding on the effective date will continue to be outstanding and each share of VHB common stock will be converted into 1.15 shares of common stock of the Registrant. This reorganization is expected to be completed before the end of 1998, barring unforeseen circumstances.

                  Under the terms of the Agreement, the board of directors of the Registrant will be composed of eight persons, five designated by the Registrant and three designated by VHB.

                  Consummation of the reorganization is subject to approval of the shareholders of the Registrant and VHB at special shareholders' meetings called for that purpose, review and approval by the Federal Reserve, the Bureau of Financial Institutions of the Virginia State Corporation Commission, and possibly the FDIC, and other terms and conditions set forth in the Agreement. The Registrant and VHB intend to mail proxy materials to shareholders and file applications with the appropriate regulatory authorities as soon as practicable.

     The Registrant's common stock is listed on the NASDAQ SmallCap Market under the symbol "SEFC".

     A copy of a press release provided to the local newspapers is attached as an exhibit and incorporated herein by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      SECOND NATIONAL FINANCIAL CORPORATION



Date:  April 24, 1998       By: /s/ Jeffrey W. Farrar
       --------------           ---------------------
                                Jeffrey W. Farrar
                                 Senior Vice President and
                                 Chief Financial Officer